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                                                                   EXHIBIT 10.44



[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                             Dated October 11, 2000







                     (1) POWDERJECT PHARMACEUTICALS LIMITED

                           (2) EVANS VACCINES LIMITED

                                   (3) AVIRON

                              (4) AVIRON UK LIMITED








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                                MASTER AGREEMENT

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                                Latham & Watkins
                                 99 Bishopsgate
                                 London EC2M 3XF

                           Tel: +44 (0) 20 77 10 1000
                            Fax: +44 (0) 20 7374 4460

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[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
[***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                TABLE OF CONTENTS


1.   DEFINITIONS AND INTERPRETATION............................................2


2.   ENTRY INTO TRANSACTION AGREEMENTS.........................................3


3.   GUARANTEE BY AVIRON.......................................................4


4.   GUARANTEE BY PJP..........................................................5


5.   ANNOUNCEMENTS AND PUBLICITY...............................................7


6.   NOTICES...................................................................7


7.   VARIATION.................................................................9


8.   COSTS.....................................................................9


9.   SEVERANCE.................................................................9


10.  WAIVERS...................................................................9


11.  COUNTERPARTS..............................................................9


12.  APPLICABLE LAW AND JURISDICTION...........................................9


13.  ASSIGNMENT...............................................................10


14.  CONTRACT (RIGHTS OF THIRD PARTIES) ACT 1999..............................10


15.  PAYMENTS.................................................................10


16.  [***]....................................................................10


17.  BOARD RESOLUTIONS........................................................12


18.  WAIVER...................................................................12



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THIS AGREEMENT is made the 11th day of October 2000.

BETWEEN:

(1) POWDERJECT PHARMACEUTICALS PLC (registered in England and Wales under Company Number: 3321428) the registered office of which is at Florey House, Robert Robinson Avenue, Oxford, Oxfordshire OX4 4GA ("PJP");

(2)     EVANS VACCINES LIMITED (registered in England and Wales under Company
        Number: 3970089) the registered office of which is at Florey House, Robert Robinson Avenue, Oxford, Oxfordshire OX4 4GA ("EVANS");

(3) AVIRON (registered in Delaware) the registered office of which is at 297 North Bernardo Avenue, Mountain View, California 94043, United States of America ("AVIRON"); and

(4)     AVIRON UK LIMITED (registered in England and Wales under Company Number:
        3854275) the registered office of which is at Carmelite, 50 Victoria Embankment, London EC4Y ODX ("AVIRON UK").

WHEREAS:

(A) Pursuant to an amended and restated contract manufacture agreement dated 7th June 1999 and made between Medeva Pharma Limited ("MEDEVA") and Aviron (the "CMA"), Medeva agreed, inter-alia, to manufacture the Intermediate Product (as defined below) for Aviron.

(B) Pursuant to an agreement dated 7th September 2000 Evans, a wholly owned subsidiary of PJP, has acquired from Medeva the business carried on at the premises situated in Gaskill Road, Speke, Liverpool, of the manufacture, assembly and packaging of pharmaceutical products, or components thereof (the "MEDEVA SALE AGREEMENT").

(C) On 28th September 2000, being the date of completion of the Medeva Sale Agreement, the CMA was assigned from Medeva to Evans, in accordance with its terms.

(D) The parties have agreed that the following other agreements (the "TRANSACTION AGREEMENTS") be entered into contemporaneously (other than the Warrant Instrument) by them to facilitate the manufacture of the Intermediate Product by Aviron UK:

        (i)    the Property Agreements;

        (ii)   the Shared Services Agreement;

        (iii)  the IP License;

        (iv)   the Quality Agreement;

        (v)    the Transfer Agreement;

        (vi)   the Restated Agreement;


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.



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        (vii)  the Warrant Instruments; and

        (viii) the Disclosure Letter.

(E) PIP and Aviron have agreed to cause their respective wholly owned subsidiary companies, Evans and Aviron UK, to enter into certain agreements and have further agreed to guarantee the obligations of their respective subsidiary companies on the terms of this Agreement.

1.      DEFINITIONS AND INTERPRETATION

In this Agreement the following words shall have the following meanings:

"AGREED FORM" means in relation to any document, such document in the form agreed between PJP and the Aviron and initialled by or on behalf of such persons for the purpose of identification;

"AVIRON GUARANTEED AGREEMENTS" means the IP License, the Shared Services Agreement, the Property Agreements, the Transfer Agreement and the Quality Agreement;

"AVIRON'S GROUP" means Aviron, its holding company (if any) from time to time and all companies and undertakings which now are or in the future become subsidiaries or subsidiary undertakings of Aviron or of any such holding company;

"AVIRON UNIT" means the manufacturing facilities where Aviron's intermediate product is manufactured, including the QA/QC Area, as more particularly described in the relevant Property Agreement;

"BUSINESS DAY" means any day that is not a Saturday or a Sunday or a bank or public holiday in England and Wales;

"CUSTOMS" means HM Customs & Excise;

"DISCLOSURE LETTER" shall have the meaning ascribed to it in the Transfer Agreement;

"IP LICENSE" means the know-how and technology license agreement to be entered into between Aviron UK and Evans in the Agreed Form;

"PJP GUARANTEED AGREEMENTS" means the IP License, the Shared Services Agreement, the Property Agreements, the Transfer Agreement, the Restated Agreement and the Quality Agreement;

"PJP'S GROUP" means PJP, its holding company (if any) from time to time and all companies and undertakings which now are or in the future become subsidiaries or subsidiary undertakings of PJP or of any such holding company;


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.



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"PROPERTY AGREEMENTS" means the agreements for sub-lease of the Aviron Unit and the extension to the Aviron Unit and the three licenses to jointly occupy or access certain areas of Evans' premises in Speke, Liverpool to be entered into by the parties each in the Agreed Form;

"QA/QC AREA" means the quality assurance, quality control and administrative area of approximately 2,500 square feet as defined in the relevant Property Agreement Unit;

"QUALITY AGREEMENT" means the agreement to be entered into between Evans and Aviron UK in the Agreed Form;

"RESTATED AGREEMENT" means the deed to be entered into by Aviron and Evans amending and restating the terms of the CMA in the Agreed Form;

"SHARED SERVICES AGREEMENT" means the agreement to be entered into between Evans and Aviron UK concerning the provision and sharing of certain services in the Agreed Form;

"SPF UNIT" means the area of facilities at Evans Road, Speke, Liverpool where eggs are received, cleaned and processed as described in the relevant Property Agreement;

"TRANSFER AGREEMENT" means the agreement to be entered into between Evans and Aviron UK providing for the transfer of certain employees of Evans to Aviron UK in the Agreed Form;

"VAT" means value added tax under the Value Added Tax Act 1994 ("VATA");

"WARRANT INSTRUMENTS" means the warrant instruments to be constituted by Aviron pursuant to which Aviron agrees to issue share warrants to Evans as farther consideration under the Restated Agreement.

2.      ENTRY INTO TRANSACTION AGREEMENTS

        2.1    In consideration of the mutual covenants contained herein:

               (a) PJP shall cause Evans to enter into each of the Transaction Agreements;

               (b) Aviron shall cause Aviron UK to enter into each of the Transaction Agreements; and

               (c) Aviron shall enter into the Restated Agreement and constitute the Warrant Instruments.

        2.2 Each of PJP and Aviron acknowledges that until such time as each of the Transaction Agreements (other than the Warrant Instruments) have been duly signed by each of the parties thereto and unconditionally released to the other then none of the parties shall have any rights or obligations with respect thereto and each of PJP and Aviron shall cause Evans and Aviron UK, respectively, and each of Evans and Aviron hereby agrees, to comply with the provisions of this sub-clause and acknowledge that this sub-clause overrides all operative provisions of each of the Transaction Agreements.


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.



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3.      GUARANTEE BY AVIRON

        3.1 Aviron as primary obligor unconditionally and irrevocably:

               (a) guarantees by way of continuing guarantee to Evans and each member of the PJP Group the payment when due of all amounts payable by Aviron UK and each member of Aviron's Group to Evans and/or any other member of PJP's Group under the Aviron Guaranteed. Agreements;

               (b) undertakes to ensure that Aviron UK and each member of Aviron's Group will perform when due all its obligations under the Aviron Guaranteed Agreements;

               (c) agrees to indemnify and keep indemnified Evans and each member of PJP's Group against all losses and damages sustained by it flowing from any non payment or default of any kind by Aviron UK and each member of Aviron's Group under the Aviron Guaranteed Agreements; and

               (d) agrees that if and each time that Aviron UK or a member of Aviron's Group fails to make any payment to Evans and/or any member of PJP's Group when it is due under the Aviron Guaranteed Agreements, Aviron shall [***] pay that amount to Evans and/or any member of PJP's Group (and the certificate of Evans and/or any member of PJP's Group shall in the absence of manifest error be conclusive evidence of Aviron UK's or member of Aviron's Group's failure to in make the payment).

        3.2 Each payment to be made by Aviron under this clause shall be made in the currency in which the relevant amount is payable by Aviron UK or member of Aviron's Group free and clear of all deductions or withholdings of any kind, except for those required by law, and if any deduction or withholding must be made by law, Aviron will pay that additional amount which is necessary to ensure that Evans and/or any member of PJP's Group receives a net amount equal to the full amount which it would have received if the payment had been made without the deduction or withholding.

        3.3 Aviron's obligations under this clause shall not be affected by any matter or thing which but for this provision might operate to affect or prejudice those obligations, including without limitation:

               (a) any time or indulgence granted to, or composition with, Aviron UK or member of Aviron's Group or any other person;

               (b) the taking, variation, renewal or release of, or neglect to perfect or enforce the Aviron Guaranteed Agreements or any right, guarantee, remedy or security from or against Aviron UK or member of Aviron's Group or any other person; or


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
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               (c)    any unenforceability or invalidity of any obligation of
                      Aviron UK or member of Aviron's Group so that this clause shall be construed as if there were no such unenforceability or invalidity.

        3.4 Evans and/or any member of the PJP's Group may appropriate any sum paid by Aviron or any other person or recovered or received on account of the obligations the subject of this clause as Evans and/or any member of the PJP's Group sees fit, whether or not towards those obligations.

        3.5 Until all amounts which may be or become payable under the Aviron Guaranteed Agreements or this clause have been irrevocably paid in full, Aviron shall not as a result of this clause or any payment or performance under this clause be subrogated to any right or security of Evans and/or any member of PJP's Group or claim or prove in competition with Evans and/or any member of PJP's Group against Aviron UK or any member of Aviron's Group or any other person or claim any right of contribution, set off or indemnity.

        3.6 Aviron will not hold any security from Aviron UK or any member of Aviron's Group in respect of this guarantee and any such security which is held in breach of this provision will be held by Aviron in trust for Evans and/or any member of PJP's Group.

        3.7 Aviron will reimburse Evans and/or any member of the PJP's Group for all reasonable legal and other costs (including irrecoverable
               VAT) incurred by Evans and/or any member of PJP's Group in connection with the enforcement of this guarantee.

        3.8 The obligations of Aviron contained in this clause shall constitute and be continuing obligations notwithstanding any settlement of account or other matter or thing whatsoever and shall not be considered satisfied by any intermediate payment or satisfaction of all or any of the obligations of Aviron UK or any member of Aviron's Group under the Aviron Guaranteed Agreements and shall continue in full force and effect until final payment in full of all amounts owing by Aviron under this guarantee and total satisfaction of actual and contingent obligations under this clause.

4.      GUARANTEE BY PJP

        4.1    PJP as primary obligor unconditionally and irrevocably:

               (a) guarantees by way of continuing guarantee to Aviron UK and to any member of Aviron's Group the payment when due of all amounts payable by Evans and each member of PJP's Group to Aviron UK and/or any member of Aviron's Group under the "PJP Guaranteed Agreements";

               (b) undertakes to ensure that Evans and each member of PJP's Group will perform when due all its obligations under the PJP Guaranteed Agreements;


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               (c)    agrees to indemnify and keep indemnified Aviron UK and/or
                      any member of Aviron's Group against all losses and damages sustained by it flowing from any non-payment or default of any kind by Evans and each member of PJP's Group under the PIP Guaranteed Agreements; and

               (d) agrees that if and each time that Evans or a member of PJP's Group fails to make any payment to Aviron UK or Aviron and/or any member of Aviron's Group when it is due under the PIP Guaranteed Agreements, PJP shall [***] pay that amount to Aviron UK or Aviron and/or any member of Aviron's Group (and the certificate of Aviron UK and/or any member of Aviron's Group shall in the absence of manifest error be conclusive evidence of Evans's or member of PJP's Group's failure to make the payment).

        4.2 Each payment to be made by PJP under this clause shall be made in the currency in which the relevant amount is payable by Evans or member of PJP's Group free and clear of all deductions or withholdings of any kind, except for those required by law, and if any deduction or withholding must be made by law, PJP will pay that additional amount which is necessary to ensure that Aviron UK and/or any member of Aviron's Group receives a net amount equal to the full amount which it would have received if the payment had been made without the deduction or withholding.

        4.3 PJP's obligations under this clause shall not be affected by any matter or thing which but for this provision might operate to affect or prejudice those obligations, including without limitation:

               (a) any time or indulgence granted to, or composition with, Evans or member of PJP's Group or any other person;

               (b) the taking, variation, renewal or release of, or neglect to perfect or enforce the PJP Guaranteed Agreements or any right, guarantee, remedy or security from or against Evans or member of PJP's Group or any other person; or

               (c) any unenforceability or invalidity of any obligation of Evans or member of PJP's Group so that this. clause shall be construed as if there were no such unenforceability or invalidity.

        4.4 Aviron UK or Aviron and/or any member of Aviron's Group may appropriate any sum paid by Evans or any other person or recovered or received on account of the obligations the subject of this clause as Aviron UK and/or any member of Aviron's Group sees fit, whether or not towards those obligations.

        4.5 Until all amounts which may be or become payable under the PJP Guaranteed Agreements or this clause have been irrevocably paid in full, PJP shall not as a result of this clause or any payment or performance under this clause be


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               subrogated to any right or security of Aviron UK or Aviron and/or any member of Aviron's Group or claim or prove in competition with Aviron UK or Aviron and/or any member of Aviron's Group against Evans or any right of contribution, set-off or indemnity.

        4.6 PJP will not hold any security from Evans or any member of PJP's Group in respect of this guarantee and any such security which is held in breach of this provision will be held by PJP in trust for Aviron UK and/or any member of Aviron's Group.

        4.7 PJP will reimburse Aviron UK and/or any member of Aviron's Group for all reasonable legal and other costs (including irrecoverable [***]) incurred by Aviron UK and/or any member of Aviron's Group in connection with the enforcement of this guarantee.

        4.8 The obligations of PJP contained in this clause shall constitute and be continuing obligations notwithstanding any settlement of account or other matter or thing whatsoever and shall not be considered satisfied by any intermediate payment or satisfaction of all or any of the obligations of Evans or any member of PJP's Group under the PJP Guaranteed Agreements and shall continue in full force and effect until final payment in full of all amounts owing by PJP under its guarantee and total satisfaction of actual and contingent obligations under this clause.

5.      ANNOUNCEMENTS AND PUBLICITY

No announcement or circular or other publicity in connection with the subject matter of this Agreement (other than as permitted by this Agreement) shall be made by or on behalf of PJP and/or Aviron without the approval of the other as to its content, form and manner of publication (such approval not to be unreasonably withheld or delayed) save that any announcement, circular or other publicity required to be made or issued by PJP or Aviron pursuant to any legal or regulatory authority may be made or issued by PJP or Aviron without such approval. The parties shall consult together upon the form of any such announcement, circular or other publicity and the other party shall promptly provide such information and comment as the party issuing any such announcement, circular or other publicity may from time to time reasonably request.

6.      NOTICES

        6.1 Any notice required to be given under this Agreement shall be in writing signed by (or by some person duly authorized by) the person giving it and may be served by leaving it or sending it by facsimile to the address of the relevant party set out in sub-clause 6.2. Any notice so served shall be deemed to have been received:

               (a)    if delivered personally, at the time of delivery; or

               (b) in the case of a notice sent by facsimile, if the notice was sent during the business hours of the addressee then on the day of transmission, and otherwise on the next following Business Day.


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                      For the purposes of this Clause "business hours" means the hours of 9:00 a.m. to 5:30 p.m. local time in the country of the addressee.

        6.2 Any notice required to be given under this Agreement shall be sent:

               (a) to PJP or Evans at: Florey House, Robert Robinson Avenue, Oxford, Oxfordshire OX4 4GA.

                             Facsimile No: 01865 332601

                             For the attention of: [***]

               (b) to Aviron at: 297 North Bernardo Avenue, Mountain View, California 94043, USA.

                             Facsimile No: + 1 (650) 919 2455

                             For the attention of. [***]

               (c) to Aviron UK at: 2-F Churchill House, Viscount Centre Gaskill Road, Speke, Liverpool

                             Facsimile No: +44 (0)151486 3 713

                             For the attention of:  [***]

                      or to such other address or facsimile number as is notified in writing from time to time by PJP or Aviron (as the case may be) to the other party to this Agreement.

        6.3 Aviron irrevocably agrees that any writ, summons, claim form, order, judgment, or other process issued out of the courts of [***] in connection with any proceedings (a "SERVICE DOCUMENT") may be sufficiently and effectively served on it by the service on [***] at [***], if no [***] to PJP pursuant to sub-clause 6.3(b) or on [***] if one has been appointed and notified to PJP.

               (a) Any Service Document served pursuant to this clause shall be marked for the attention of:

                      (i)    [***] or

                      (ii)   such other person as is [***] pursuant to clause
                             6.3.

               (b) If the [***] referred to in sub-clause 6.3(a) (or any [***] pursuant to this sub-clause) at any time ceases for any reason (including its dissolution) to act as [***], Aviron shall promptly and irrevocably [***] with an [***] in [***] to be its [***] on the terms of this clause and promptly notify PJP of the [***].


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               (c)    A copy of any Service Document served on [***] pursuant to this clause shall be sent by post to Accrington at its address for the time being for the service of notices and other communications under this clause 6.

7.      VARIATION

No variation of this Agreement shall be effective unless made in writing and signed by or on behalf of each of the parties.

8.      COSTS

Save as specifically set out in this Agreement the parties shall [***] costs and expenses in relation to the preparation, execution and carrying into effect of this Agreement.

9.      SEVERANCE

If at any time any provision of this Agreement is or becomes invalid or illegal in any respect, such provision shall be deemed to be severed from this Agreement but the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

10.     WAIVERS

Save as specifically set out in this Agreement, a failure by any party to exercise and any delay, forbearance or indulgence by any party in exercising any right, power or remedy under this Agreement shall not operate as a waiver of that right, power or remedy or preclude its exercise at any subsequent time or on any subsequent occasion. The single or partial exercise of any right, power or remedy shall not preclude any other or further exercise of that right, power or remedy. No custom or practice of the parties at variance with the terms of this Agreement shall constitute a waiver of the rights of any party under this Agreement. The rights, powers and remedies provided in this Agreement are cumulative and not exclusive of any rights, powers or remedies provided by law.

11.     COUNTERPARTS

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, and which together shall constitute one and the same Agreement. Unless otherwise provided in this Agreement, this Agreement shall become effective and be dated (and each counterpart shall be dated) on the date on which this Agreement (or a counterpart of this Agreement) is signed by the last of the parties to execute this Agreement or, as the case may be, a counterpart thereof.

12.     APPLICABLE LAW AND JURISDICTION

        12.1 This Agreement shall be governed by [***] law and each of the parties submits to the exclusive jurisdiction of the [***].


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        12.2   The parties irrevocably consent to any process in a legal action or proceedings in connection with this Agreement being served on it in accordance with the provisions of this Agreement relating to the service of notices. Nothing contained in this Agreement shall affect the right to serve process in any other manner permitted by law.

13.     ASSIGNMENT

[***] the parties may assign [***] its rights or delegate [***] its obligations under this Agreement (other than [***] as the case may be provided that such assignee [***] and provided further that before such assignee [***] will procure that the benefit of this Agreement is reassigned to [***] subject always to the foregoing provisions of this clause, [***] the prior written consent of [***], except as expressly provided herein.

14.     [***]

The parties agree that the provisions of the [***] shall not apply to this Agreement.

15.     PAYMENTS

        15.1 Any payments to be made by Aviron or Aviron UK to Evans or PJP under this Agreement or any of the Transaction Agreements shall be paid into the following bank accounts, or to such bank account notified in writing by Evans or PJP to Aviron UK or Aviron (as the case may be):

               (a)    For amounts payable in US$:

                      Name: Evans Vaccines Limited
                      Bank: [***]
                      Account Number: [***]
                      Sort Code: [***]

               (b)    For amounts payable in (Pound) sterling:

                      Name: Evans Vaccines Limited
                      Bank: [***]
                      Account Number: [***]
                      Sort Code: [***]

        15.2 Any payments to be made by Evans or PJP to Aviron or Aviron UK under this Agreement or any of the Transaction Agreements shall be paid to such account as Aviron or Aviron UK (as the case may be) shall notify in writing to Evans or PJP.

16.     [***]

        16.1 Notwithstanding anything contained in any of the Transaction Agreements, if any of the amounts payable by Aviron UK or Aviron (as the case may be) under this


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               Agreement to Evans are expressed to be [***] then [***] shall only be payable [***] if:

               (a)    [***] on such sums or amounts; and

               (b)    a proper [***] invoice is submitted to [***].

        16.2 If [***] under the Transaction Agreements, in accordance with clause 16.1, or, notwithstanding clause 16.1, if (as applicable) no ruling under clause 16.3 or 16.4 has been received to the effect that [***] in respect of any relevant amount by the date on which any [***] under this Agreement or the Transaction Agreements, then it shall be [***] on the date of this Agreement within 14 Business Days of the date of this Agreement and in any other case on the date on which [***].

        16.3   (a)    Subject to clause 16.4 the parties consider that the
                      transactions detailed in the Transaction Agreements shall not together constitute a [***] or [***] for [***] purposes, and agree that [***] shall prepare a [***] to this effect. This [***] shall be sent first to [***] or its agents for approval (such approval not to be unreasonably withheld or delayed) and once approved shall be sent to [***].

               (b) The parties shall use their reasonable endeavours to ensure that the [***] is obtained on or before the date of this Agreement. If no [***] by the date of this Agreement the parties should use their reasonable endeavours to ensure that within 5 Business Days of the date of this Agreement a letter is sent to [***]. [***] shall send a copy of any ruling to [***] and [***] within 5 Business Days of receipt of it from [***].

               (c) If no such [***] has been obtained by the time that [***] and [***] (as the case may be) are due to [***] which include a [***] they may notify [***] that they have [***] on a transfer of assets which has not been treated as [***].

        16.4   (a)    The parties take the view that the supplies under the
                      Restated Agreement should be treated as [***] and agree that [***] shall prepare a [***] to this effect. This
                      [***] shall be sent first to [***] or its agents for approval (such approval not to be unreasonably withheld or delayed) and once approved shall be sent to [***].

               (b) The parties shall use their reasonable endeavours to ensure that the [***] is obtained on or before the date of this Agreement. If no [***] by the date of this agreement the parties should use their reasonable endeavours to ensure that within 5 Business Days of the date of this Agreement a letter is sent to [***]. [***] shall send a copy of any [***] to [***] and [***] within 5 Business Days of receipt of it from [***].


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               (c) If no such [***] has been obtained by the time that [***] is due to [***] which includes a [***] it may notify [***] that it has [***] on a transaction which may be treated as a [***].

        16.5   (a)    If [***] that any or all of the [***] which are being
                      treated as [***] under any of the Transaction Agreements constitute a [***] or [***] or a [***]:

                      (i) [***], if it has not submitted a [***] on which it has accounted for the [***] on the date on which such [***], will forthwith issue [***] which has been [***] in which case [***] will on the date of [***] or [***] as applicable the [***] detailed in the applicable [***]; or

                      (ii) [***], if it has submitted a [***] on which the [***] has been accounted for, will make an [***] as appropriate for recovery of the applicable [***] from [***] and will account to [***] or [***] as appropriate on the date of such [***] and will issue at that date [***] which has been [***].

               (b) For the avoidance of doubt any failure by [***] to comply with any conditions detailed in the [***] under which a [***] is made (such that [***] do not receive a [***] or only receive a [***] from [***]) will not affect the obligation of [***] to refund to [***] or [***] any [***] and for the purposes of clause 16.5 (a) (ii) it shall be regarded as having [***] on the date on which it would have [***] were it not for such failure.

17.     BOARD RESOLUTIONS

On the date of this Agreement each of Aviron UK and Aviron shall deliver to PJP and Evans, and Evans and PJP shall deliver to Aviron UK and Aviron copies of the minutes of the meetings of the boards of directors or the committees of the same (as appropriate) of such parties authorizing the execution by the parties of this Agreement and each of the Transaction Agreements to which they are party and appointing the relevant signatory or signatories to execute such agreements on their behalf.

18.     WAIVER

Aviron hereby [***] all or any right it has or may have had to [***] pursuant to [***] of such agreement (prior to the [***] of such agreement pursuant to the [***]).


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS of which the parties have executed this Agreement as a deed and have delivered it upon dating it.

SIGNED as a DEED by
POWDERJECT PHARMACEUTICALS PLC
acting by:

                                          /s/ Alan Jarvis
                                          Director

                                          /s/ Charles Swingland
                                          Director/Secretary


SIGNED as a DEED by
EVANS VACCINES LIMITED
acting by:

                                          /s/ Alan Jarvis
                                          Director

                                          /s/ Charles Swingland
                                          Director/Secretary


SIGNED as a DEED by
AVIRON
acting by:                                /s/ C. Boyd Clarke


Signature of witness:  /s/ Charlene Friedman

Name:  Charlene Friedman

Address:  297 North Bernardo Avenue, Mountain View, California

Occupation:  Secretary, Aviron


SIGNED as a DEED by
AVIRON UK LIMITED
acting by:


                                          Director             /s/ Ray Prasad


                                          Director/Secretary   /s/ Fred Kurland


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.